                                                                   EXHIBIT 10.30


                             SUPPLEMENT TO INDENTURE
                      CONTRACT BACKED NOTES, SERIES 2000-2


         This SUPPLEMENT TO INDENTURE, dated as of December 1, 2000 (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated (formerly known as Boyle Leasing Technologies, Inc.), a Massachusetts corporation, as Servicer (the "Servicer"), and Wells Fargo Bank Minnesota, National Association (successor to Norwest Bank Minnesota, National Association), as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

         This Supplement incorporates by reference all of the provisions (including all defined terms) of the Indenture, dated as of March 1, 2000 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the Company (the "Company").

         The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's 6.939% Contract-Backed Notes, Series 2000-2 (the "Series 2000-2 Notes"), in an aggregate principal amount of $50,561,633.11, issuable as provided in the Indenture. Pursuant to
Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series 2000-2 Notes.

SECTION 1.        SUPPLEMENTAL DEFINITIONS.

         "Accrual Date" means, with respect to the Series 2000-2 Notes, December 18, 2000.

         "Back-up Servicer Fee" means, with respect to the Initial Payment Date of the Series 2000-2 Notes, $1,221.91.

         "Back-up Servicer Fee Rate" means, with respect to the Series 2000-2 Notes, 0.03% per annum.

         "Cash Collateral Account Factor" means, with respect to the Series 2000-2 Notes, the sum of (i) one and (ii) the decimal equivalent of a fraction, the numerator of which is the Discount Rate and the denominator of which is twelve.

         "Collateralization Percentage" means, with respect to the Series 2000-2 Notes, 25.4%.

         "Cut-off Date" means, with respect to the Series 2000-2 Notes, November 30, 2000.

         "Delivery Date" means, with respect to the Series 2000-2 Notes, December 18, 2000.

         "Floor Percentage" means, with respect to the Series 2000-2 Notes, 6.25%.

         "Initial Cash Collateral Account Deposit" means, with respect to the Series 2000-2 Notes, $433,988.98.

         "Initial Payment Date" means, with respect to the Series 2000-2 Notes, January 16, 2001.

         "Interest Calculation Convention" means, with respect to the Series 2000-2 Notes, a 360-day year consisting of twelve months of thirty days each.

         "Note Insurer Premium" means, with respect to the Initial Payment Date of the Series 2000-2 Notes, $16,292.08.

         "Note Insurer Premium Rate" means, with respect to the Series 2000-2 Notes, 0.40% per annum.

         "Note Interest Rate" means, with respect to the Series 2000-2 Notes, 6.939%.

         "Note Purchase Agreement" means, with respect to the Series 2000-2 Notes, the Purchase Agreement, dated December 18, 2000, among the Issuer, the Company, the Servicer and the purchasers named therein.

         "Placement Agent" means, with respect to the Series 2000-2 Notes, Rothschild Inc.

         "Stated Maturity Date" means, with respect to the Series 2000-2 Notes, June 16, 2006.

         "Targeted Balance" means, with respect to the Series 2000-2 Notes, the amount indicated under the column "Targeted Balance" on Schedule B attached hereto.

         "Transaction Documents Date" means, with respect to (i) any of the Transaction Documents related to the Series 2000-2 Notes, as of December 1, 2000 and (ii) the Private Placement Memorandum, December 18, 2000.

         "Trustee Fee" means, with respect to the Initial Payment Date of the Series 2000-2 Notes, $610.95.

         "Trustee Fee Rate" means, with respect to the Series 2000-2 Notes, (A) solely for purposes of computing the Discount Rate, 0.02% per annum, and (B) for all other purposes, 0.015% per annum plus the annual safekeeping fee of $0.10 per file, payable monthly, calculated based on the number of Contracts on the Series Contract Schedule for this Series as of the close of each Due Period.

SECTION 2.        REQUIRED PROVISIONS.

         (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "6.939% Contract Backed Notes, Series 2000-2."

         (b) The maximum aggregate principal amount of Series 2000-2 Notes that may be issued is $50,561,633.11.

         (c) The Note Insurance Policy number is AB0412BE.

         (d) There are no additional Trigger Events applicable to the Series 2000-2 Notes.

SECTION 3.        ADDITIONAL PROVISIONS.

         (a) Notwithstanding the provisions of Section 12.04(a) of the Basic Indenture, the parties agree that the following supplemental provision shall apply with respect to the Series of Notes so designated:

         With respect to the Series 2000-2 Notes, the Indenture Trustee may satisfy its obligations under this Section 12.04 by providing or making the Monthly Servicer's Report available electronically (or upon written request, by first class mail or facsimile) on the Indenture Trustee's internet website with the use of a password to each Holder of the Series 2000-2 Notes, the Note Insurer, the Issuer, the Rating Agencies and the Placement Agent; provided however, such information has first been made available to the Indenture Trustee by the Issuer or the Servicer.

                  (i) The Indenture Trustee's internet website shall be located at "www.ABSNet.net" or at such other address as specified by the Indenture Trustee; provided however, that a written notice of such change is given in advance to each Holder of the Series 2000-2 Notes, the Note Insurer, the Issuer, the Servicer and the Rating Agencies.

                  (ii) The Indenture Trustee shall provide a password to each Holder of the Series 2000-2 Notes and the Note Insurer, upon receipt by the Indenture Trustee or its agent of written certification in the form of Schedule C hereto from such party. The Indenture Trustee shall provide such password to the Issuer, the Servicer and the Rating Agencies without requiring such certification.

                  (iii) The Indenture Trustee shall also have the option of making other information (other than notices required to be provided pursuant to Section 7.02 of the Indenture) regarding the Series 2000-2 Notes available electronically so long as the Indenture Trustee provides a written summary to the Issuer, the Servicer, and each Holder of the Series 2000-2 Notes regarding the additional information intended to be made available electronically and the Issuer, the Servicer, and each Holder of the Series 2000-2 Notes have consented in advance, in writing to such action.

         (b) Notwithstanding Section 12.04 of the Indenture or Exhibit A of the Servicing Agreement, for so long as any Series of Notes remains outstanding, the Monthly Servicer Report shall be in the form attached hereto as Schedule D.

         (c) Notwithstanding Section 4.06(b) of the Indenture, for so long as one or more Series of Notes remains outstanding after a redemption pursuant to
Section 10.01 of the Indenture, the Issuer shall not be entitled to obtain the release of Series Contracts related to the redeemed Series of Notes until 6 months after the applicable Redemption Date.

         (d) In addition to Sections 4.03 and 11.02(e) of the Indenture, the Issuer agrees to deliver to the Indenture Trustee and the Controlling Party, no later than the close of the transition period for effectiveness of Revised
Article 9 in the state of organization for each of the Company and the Issuer, an Opinion of Counsel to the effect that either (1) in the opinion of such counsel, all financing statements, continuation statements and amendments thereto have been executed and filed that are necessary under Revised Article 9 fully to preserve and protect the interest of the Issuer and the Indenture in the Contracts and reciting the details of such filings, or (2) in the opinion of such counsel, no such action shall be necessary under Revised Article 9 to preserve and protect such interests.

SECTION 4.        MISCELLANEOUS.

         (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

         (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

         (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.

         IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                       MFI FINANCE CORP. I, as Issuer


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       MICROFINANCIAL INCORPORATED, as Servicer


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Indenture Trustee


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Back-up Servicer


                                       By: ____________________________________
                                           Name:
                                           Title:


Acknowledged and Agreed to:

AMBAC ASSURANCE CORPORATION


By: ____________________________
    Name:
    Title:

                                   SCHEDULE A

                               SERIES 2000-2 NOTES
                                CONTRACT SCHEDULE

                                   SCHEDULE B

                            TARGETED BALANCE SCHEDULE
                               SERIES 2000-2 NOTES


---------------------------------------------------------------------
    PERIOD              PAYMENT DATE          TARGETED BALANCE
---------------------------------------------------------------------

---------------------------------------------------------------------
       1                Jan-01                         49,261,840.69
---------------------------------------------------------------------
       2                Feb-01                         47,954,044.80
---------------------------------------------------------------------
       3                Mar-01                         46,638,355.72
---------------------------------------------------------------------
       4                Apr-01                         45,315,549.29
---------------------------------------------------------------------
       5                May-01                         43,987,367.58
---------------------------------------------------------------------
       6                Jun-01                         42,653,562.86
---------------------------------------------------------------------
       7                Jul-01                         41,313,758.44
---------------------------------------------------------------------
       8                Aug-01                         39,967,673.26
---------------------------------------------------------------------
       9                Sep-01                         38,615,195.50
---------------------------------------------------------------------
      10                Oct-01                         37,255,782.83
---------------------------------------------------------------------
      11                Nov-01                         35,889,485.70
---------------------------------------------------------------------
      12                Dec-01                         34,518,243.79
---------------------------------------------------------------------
      13                Jan-02                         33,143,177.83
---------------------------------------------------------------------
      14                Feb-02                         31,767,692.10
---------------------------------------------------------------------
      15                Mar-02                         30,390,759.33
---------------------------------------------------------------------
      16                Apr-02                         29,012,212.71
---------------------------------------------------------------------
      17                May-02                         27,634,687.50
---------------------------------------------------------------------
      18                Jun-02                         26,258,064.98
---------------------------------------------------------------------
      19                Jul-02                         24,882,641.71
---------------------------------------------------------------------
      20                Aug-02                         23,506,116.87
---------------------------------------------------------------------
      21                Sep-02                         22,128,379.31
---------------------------------------------------------------------
      22                Oct-02                         20,748,091.50
---------------------------------------------------------------------
      23                Nov-02                         19,365,607.73
---------------------------------------------------------------------
      24                Dec-02                         17,983,088.93
---------------------------------------------------------------------
      25                Jan-03                         16,606,519.38
---------------------------------------------------------------------
      26                Feb-03                         15,251,899.60
---------------------------------------------------------------------
      27                Mar-03                         13,916,888.17
---------------------------------------------------------------------
      28                Apr-03                         12,621,001.90
---------------------------------------------------------------------
      29                May-03                         11,024,725.26
---------------------------------------------------------------------
      30                Jun-03                          9,444,206.55
---------------------------------------------------------------------
      31                Jul-03                          7,935,928.57
---------------------------------------------------------------------
      32                Aug-03                          6,515,257.31
---------------------------------------------------------------------
      33                Sep-03                          5,162,888.69
---------------------------------------------------------------------
      34                Oct-03                          3,848,818.87
---------------------------------------------------------------------
      35                Nov-03                          2,567,396.93
---------------------------------------------------------------------
      36                Dec-03                          1,328,975.53
---------------------------------------------------------------------
      37                Jan-04                            153,350.44
---------------------------------------------------------------------
      38                Feb-04                                  0.00
---------------------------------------------------------------------

                                   SCHEDULE C

                         FORM OF INVESTOR CERTIFICATION

                                     [date]


Wells Fargo Bank Minnesota, National
  Association, as the Indenture Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN  55479

MicroFinancial Incorporated,
  as the Servicer
950 Winter Street, Suite 4100
Waltham, MA  02451

Attn:    Corporate Trust Services-Asset-Backed Administration
         MFI Finance Corp. I, 6.939% Contract-Backed Notes, Series 2000-2

         In accordance with Section 3(a) of the Supplement to Indenture Contract Backed Notes, Series 2000-2, dated as of December 1, 2000 (the "Agreement"), with respect to the MFI Finance Corp. I 6.939% Contract-Backed Notes, Series 2000-2 (the "Notes"), the undersigned hereby certifies and agrees as follows:

         1. The undersigned is a Holder of the Notes. [The undersigned is the Insurer of the Notes.]

         2. The undersigned is requesting a password pursuant to Section 3(a) of the Agreement for access to certain information (the "Information") on the Indenture Trustee's website.

         3. In consideration of the Indenture Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

         4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to
Section 5 of the Securities Act.

         5. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.



                                                 Name: ________________________



                                                 By: __________________________
                                                 Title: _______________________
                                                 Company: _____________________
                                                 Phone: _______________________

                                   SCHEDULE D

                         FORM OF MONTHLY SERVICER REPORT

MICROFINANCIAL INCORPORATED                          ISSUER NAME:
MONTHLY SERVICER REPORT                              MONTH:

To: Norwest Bank Minnesota, National Association     Determination Date: _______
      as Indenture Trustee and Backup Servicer         Calculation Date: _______
    AMBAC as the Financial Guarantor,
    Rothschild Inc., as Placement Agent

Dear Sirs:

      In accordance with Section 4.01 of the Standard Terms and Conditions of Servicing, dated March 1, 2000, by and among MicroFinancial Incorporated as Servicer, Norwest Bank, as Indenture Trustee and Backup Servicer and MFI Finance Corp I, as Issuer ("SV"), this letter constitutes the Monthly Servicer's Report for the Payment Date occurring on December 16, 2000. Unless otherwise expressly noted, all data contained herein has been calculated as of the related Calculation Date and with respect to the related Due Period. Reference is also made to the Standard Terms and Conditions of Indenture, Dated March 1, 2000 ("IN") and the Specific Terms and Conditions of Indenture, dated as of March 1, 2000 by and among the Issuer and the Servicer and the Indenture Trustee and Backup Servicer ("IN-SUP").


AMOUNTS DEPOSITED IN THE COLLECTION ACCOUNT:

Regular Payments (ACH and Non-ACH)                                                                         $                --
                                                                                                           ------------------------
Advance Payments                                                                                           $                --
                                                                                                           ------------------------
Servicing Charges                                                                                          $                --
                                                                                                           ------------------------
Servicer Advances                                                                                          $                --
                                                                                                           ------------------------
Repurchase Price                                                                                           $                --
                                                                                                           ------------------------
Prepayments due from Servicer                                                                              $                --
                                                                                                           ------------------------
Recoveries                                                                                                 $                --
                                                                                                           ------------------------
Collection Account Investment Earnings                                                                     $                --
                                                                                                           ------------------------
Residual Proceeds                                                                                          $                --
                                                                                                           ------------------------
Exceptions Repurchased 5/5/00                                                                              $                --
                                                                                                           ------------------------

Total deposited into the collection account                                                                $                --
                                                                                                           ------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT:

Servicer Fee                                                                                               $                --
                                                                                                           ------------------------
Reinvestment Income (Collection Account to Servicer)                                                       $                --
                                                                                                           ------------------------
Trustee Fee (2bps on 2000-1)                                                                               $                --
                                                                                                           ------------------------
Backup Servicer Fee  (3bps on Series 2000-1)                                                               $                --
                                                                                                           ------------------------
AMBAC Premium (40bps on Series 2000-1)                                                                     $                --
                                                                                                           ------------------------
Total Interest Due                                                                                         $                --
                                                                                                           ------------------------
      Term Notes Series 2000-1 Interest                     @
                                         ---------------         --------------
Principal Distribution Amount                                                                              $                --
                                                                                                           ------------------------
      Term Notes Series 2000-1 Principal
                                         ---------------
Deposit to the Cash Collateral Account to its Cash Collateral Required Balance
     (see below)                                                                                           $                --
                                                                                                           ------------------------
To the Servicer any unreimbursed Servicer Advances                                                         $                --
                                                                                                           ------------------------
To the Warehouse Lender, the Non-Use Fee                                                                   $                --
                                                                                                           ------------------------
To the Issuer, any excess amount remaining in the Collection Account                                       $                --
                                                                                                           ------------------------


REQUIRED COLLATERALIZATION AMOUNT / CASH COLLATERAL ACCOUNT

Required Collateralization Amount

Floor Percentage
                                                                                 ------------------------
Collateralization Percentage
                                                                                 ------------------------

MICROFINANCIAL INCORPORATED                          ISSUER NAME:
MONTHLY SERVICER REPORT                              MONTH:


Minimum Required Collateralization Amount
    a)Required Collateralization Amount, as last calculated
      Funding IPB times Holdback Rate, if any, on Payment Date                              $         --
                                                                                            ------------------

    b)The greatest of A, B, or C                                                            $         --
                                                                                            ------------------
      A) Collateralization Percentage multiplied by Aggregate IPB     $         --
                                                                      ------------------
      B) IPB of 3 largest Customers                                   $         --
                                                                      ------------------

      C) Floor Percentage multiplied by the initial Aggregate IPB     $         --
                                                                      ------------------

Required Collateralization Amount equals lesser of a) or b)                                                      $         --
                                                                                                                 ------------------


CASH COLLATERAL ACCOUNT

Beginning Balance                                                                                                $         --
                                                                                                                 ------------------

      Plus Amount deposited pursuant to 12.03(a) of IN                                                           $         --
                                                                                                                  -----------------
      Less Amount transferred to Collection Account                                                              $         --
                                                                                                                 ------------------
      Plus Amount transferred from Collection Account                                                            $         --
                                                                                                                 ------------------
      Investment Earnings on Cash Collateral Account                                                             $         --
                                                                                                                 ------------------
      Less amounts in excess of Cash Collateral Account Required
        Balance transferred to Issuer pursuant to Section
        12.03(d)(ii) of IN                                                                                       $         --
                                                                                                                 ------------------
Ending Balance                                                                                                   $         --
                                                                                                                 ------------------

      Cash Collateral Account Factor
                                                                                                                 ------------------

      Required Cumulative CCA Deposit as of 6/30/00 Calculation
      Date:                                                                                           --
                                                                                            ------------------

      Cash Collateral Account Required Balance:
        Sum of Product of (a) Required Collateralization Amount -
        (Implicit Principal Balance - Ending Note Balance) and
        (b) Cash Collateral Account factor or zero if a trigger
        event has occurred                                                                                       $         --
                                                                                                                  -----------------
        Plus cumulative CCA Deposits (Deposits if any will be made
        every quarter)                                                                                           $         --
                                                                                                                 ------------------



IMPLICIT PRINCIPAL BALANCE AND NOTE DECREASE

                                                                                                   Implicit
                                                                                               Principal Balance    # of Contracts
                                                                                               -----------------    --------------
Beginning Aggregate IPB
                                                                                              ------------------------------------
 Add: Initial Issuance of Notes 3/21/00
                                                                                              ------------------------------------
Beginning Aggregate IPB                                                                       $              --            0
                                                                                              ------------------------------------
 Less: Amortization of Scheduled Payments                                                     $              --            0
                                                                                              ------------------------------------
 Less: Unamortized IPB of
   Defaulted Contracts                                                                        $              --            0
                                                                                              ------------------------------------
   Matured Contracts                                                                          $              --            0
                                                                                              ------------------------------------
Plus IPB of Substitute Contracts transferred into the Trust                                   $              --            0
                                                                                              ------------------------------------
Less IPB of Substitute Contracts transferred out of the Trust                                 $              --            0
                                                                                              ------------------------------------
Less IPB of Contracts repurchased by the Seller                                               $              --            0
                                                                                              ------------------------------------
Other (Exceptions)                                                                            $              --            0
                                                                                              ------------------------------------
Aggregate IPB Decrease                                                                        $              --            0
                                                                                              ------------------------------------
Plus IPB of Lease Contracts acquired through New Warehouse Funding                            $              --            0
                                                                                              ------------------------------------
Ending Aggregate IPB                                                                          $              --            0
                                                                                              ------------------------------------

      2000-1 Series Initial IPB                                        $          --
                                                                       --------------------
      2000-2 Series Initial IPB                                        $          --
                                                                       --------------------

      Total Initial Series IPB                                         $          --
                                                                       --------------------

MICROFINANCIAL INCORPORATED                          ISSUER NAME:
MONTHLY SERVICER REPORT                              MONTH:




Note Information                                           Beginning             Less Principal                Ending
                                                         Note Balance               Payment                  Note Balance
                                                         ------------               -------                  ------------

      2000-1 Series                                  $         --             $         --               $         --
                                                     --------------------------------------------------------------------
      2000-2 Series                                  $         --             $         --               $         --
                                                     --------------------------------------------------------------------

      Total                                          $         --             $         --               $         --
                                                     --------------------------------------------------------------------


TRIGGER EVENTS, DELINQUENCIES AND DEFAULTS

Annualized Default Rate:
      # of days delinquent to declare Defaulted Lease:                          180 Days

      IPB of Defaulted Lease Contracts during current Due Pd.(including
      repurchased and Substitute Contracts)                                                                    $         --
                                                                                                               -----------------
      Less Servicing Charges                                                                                   $         --
                                                                                                               -----------------
      Less Recoveries received during the current Due Period
                                                                                                               -----------------
      Less Residuals
                                                                                                               -----------------
              Total                                                                                            $         --
                                                                                                               -----------------
      Current Month Annualized Default Rate                                                 %
                                                                                -------------


Delinquency Rate:                                                                                % of Aggregate
                                                                                  Implicit           Implicit
Delinquencies                                                                 Principal Balance  Principal Balance  # of Contracts
                                                                              -----------------  -----------------  --------------
      31-60 days delinquent                                                 $         --                        %            --
                                                                            ------------------------------------------------------
      61-90 days delinquent                                                 $         --                        %            --
                                                                            ------------------------------------------------------
      91-120 days delinquent                                                $         --                        %            --
                                                                            ------------------------------------------------------
      121-150 days delinquent                                               $         --                        %            --
                                                                            ------------------------------------------------------
      151-180 days delinquent                                               $         --                        %            --
                                                                            ------------------------------------------------------
      Delinquency Rate                                                      $         --                    0.00%            --
                                                                            ------------------------------------------------------


Note Default and Delinquency Levels:

                                                    Sum of Current &
                                      Average          Immediately                                                 Immediately
                                   Past 3 Months     Preceding Month    Current Month        Preceding Month     Preceding Month
                                ---------------------------------------------------------------------------------------------------
      Annualized
      Default Rate                          0.00%               0.00%           0.00%                  0.00%             0.00%
                                ---------------------------------------------------------------------------------------------------

      Delinquency Rate                      0.00%                               0.00%                  0.00%             0.00%
                                --------------------                    -----------------------------------------------------------

Trigger Events:
                                                     Current Month +
                                     3 Mo Avg.          Last Month      Current Month
                                ---------------------------------------------------------
Overall
      Max Default Rates                         %                %                  %
                                ---------------------------------------------------------
      Max Delinquency Rates                     %
                                -----------------

MICROFINANCIAL INCORPORATED                          ISSUER NAME:
MONTHLY SERVICER REPORT                              MONTH:


Net Worth Triggers:
MicroFinancial Incorporated's Net Worth
      (not including subdebt, a/o last fiscal qtr)                          $         --
                                                                            -------------------

Net Worth Requirement                                                       $         --
                                                                            -------------------

Last Stated Quarter
                                                                            -------------------

Available Cash Requirement                                                  $         --               >         $
                                                                            -------------------                  ------------------


Others:
An Occurrence of an Event of Default                                                                            None
                                                                                                      -------------------------
A voluntary Bankruptcy filing of the Servicer and not discharged for 60 days                                     No
                                                                                                      -------------------------
Issuer of the Trust Estate is registered as an "Investment Company"                                              No
                                                                                                      -------------------------
An Occurrence of Change of Control                                                                              None
                                                                                                      -------------------------
Any Cross Defaults to Loan Agreements                                                                           None
                                                                                                      -------------------------

DETAIL ON CUMULATIVE SUBSTITUTIONS AND REPURCHASES

                                                                                   Cumulative           Cumulative IPB
                                                            Implicit                Implicit              Divided by
                                                        Principal Balance       Principal Balance        Initial IPB
                                                     --------------------------------------------------------------------
Leases Terminated or Prepaid and
      Substituted per 4.04(d) of IN                  $                --        $                --                     % (< 10.0%)
                                                     --------------------------------------------------------------------
Delinquent Lease Contracts,
      Substituted or Purchased per
       4.04(d) of IN                                 $                --        $                --                     % (< 20.0%)
                                                     --------------------------------------------------------------------
Defaulted Lease Contracts,
      Substituted or Purchased per
       4.04(d) of IN                                 $                --        $                --                     % (< 6.5%)
                                                     --------------------------------------------------------------------

Transition Costs:

Cumulative Transition Costs Paid to Date
      pursuant to 12.02 (d)(x) of IN                                            $                --
                                                                                ---------------------


Explanatory Notes:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Contact:  Betsy Marble, Accounting Manager
Phone:  (781) 890-0177


      The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects.

                                         MicroFinanicial Incorporated
                                         Servicer

                                         By: ___________________________________

MICROFINANCIAL INCORPORATED                          ISSUER NAME:
MONTHLY SERVICER REPORT                              MONTH:


                                SERVICER SUMMARY


Due from the Servicer on December 10, 2000

      Net Servicer Advance                                                                                       $              --
                                                                                                                 -------------------
      Repurchases of Delinquent/Defaulted Leases                                                                 $              --
                                                                                                                 -------------------
      Prepayments                                                                                                $              --
                                                                                                                 -------------------
      X-rent Residuals                                                                                           $              --
                                                                                                                 -------------------
                             Total Due from Servicer                                                             $              --
                                                                                                                 -------------------

Due to Servicer on December 16, 2000

      Net Reimbursement to Servicer for Advances                                                                 $              --
                                                                                                                 -------------------
      Servicing Fee                                                                                              $              --
                                                                                                                 -------------------
      Excess Cashflow from Cash Collateral Account                                                               $              --
                                                                                                                 -------------------
      Distribution of Investment Earnings from Cash Collateral A/C                                               $              --
                                                                                                                 -------------------
      Excess Cashflow from Collection Account                                                                    $              --
                                                                                                                 -------------------
      Distribution of Investment Earnings from Collection Account                                                $              --
                                                                                                                 -------------------
      Repurchases if Prepaid Received > PV + Resid                                                               $              --
                                                                                                                 -------------------
                               Total Due to Servicer                                                             $              --
                                                                                                                 -------------------